Exhibit 99.2 April 23, 2026 American Airlines Group Inc. FIRST-QUARTER 2026 FINANCIAL RESULTS

Certain of the statements contained in this report should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward- looking statements. These risks and uncertainties include, but are not limited to, downturns in economic conditions could adversely affect our business; we will need to obtain sufficient financing or other capital to operate successfully; our high level of debt and other obligations may limit our ability to fund general corporate requirements and obtain additional financing, may limit our flexibility in responding to competitive developments and may cause our business to be vulnerable to adverse economic and industry conditions; if our financial condition worsens, provisions in our credit card processing and other commercial agreements may adversely affect our liquidity; the loss of key personnel whom we depend on to operate our business, or the inability to attract, develop and retain additional qualified personnel could adversely affect our business; our business has been and will continue to be materially affected by many changing economic, geopolitical, commercial, regulatory and other conditions beyond our control, including global events that affect travel behavior; the airline industry is intensely competitive and dynamic; union disputes, employee strikes and other labor-related disruptions may adversely affect our operations and financial performance; if we encounter problems with any of our third-party regional operators or third-party service providers, our operations could be adversely affected by a resulting decline in revenue or negative public perception about our services; any damage to our reputation or brand image could adversely affect our business or financial results; risks of losses and adverse publicity from any public incidents involving our company, people or brand; changes to our business model that are designed to increase revenues and reduce costs may not be successful and may cause operational difficulties or decreased demand; our intellectual property rights, particularly our branding rights, are valuable, and any inability to protect them may adversely affect our business and financial results; we may be a party to litigation in the normal course of business or otherwise, which could affect our financial position and liquidity; we rely heavily on technology and automated systems, including artificial intelligence, to operate our business, and any failures could harm our business, results of operations and financial condition; evolving data privacy requirements could increase our costs, and any significant cybersecurity incident could disrupt our operations, harm our reputation, expose us to legal risks and otherwise materially adversely affect our business, results of operations and financial condition; we are exposed to risks from cyberattacks, and any cybersecurity incidents involving us, our third-party service providers, or one of our AAdvantage partners or other business partners; we have a significant amount of goodwill, which is assessed for impairment at least annually. We may never realize the full value of our intangible or long-lived assets, causing us to record material impairment charges; the commercial relationships that we have with other companies, including any related equity investments, may not produce the returns or results we expect; our business is very dependent on the price and availability of aircraft fuel. Continued periods of high volatility in fuel costs, increased fuel prices or significant disruptions in the supply of aircraft fuel could have a significant negative impact on consumer demand, our operating results and liquidity; our business is subject to extensive government regulation; we can be adversely affected by any prolonged partial or full U.S. Government shutdown; we operate a global business with international operations that are subject to economic and political instability and have been, and in the future may continue to be, adversely affected by numerous events, circumstances or government actions beyond our control; we may be adversely affected by conflicts overseas, terrorist attacks or other acts of violence, domestically or abroad; the travel industry continues to face ongoing security concerns; we are subject to risks associated with climate change, including increased regulation of our greenhouse gas emissions, changing consumer preferences and the potential for increased impacts of severe weather events on our operations and infrastructure; we are subject to various risks associated with environmental and social matters, and many forms of environmental and noise regulation; a shortage of pilots or other personnel could materially adversely affect our business; we depend on a limited number of suppliers for aircraft, aircraft engines and parts. Delays in scheduled aircraft deliveries, unexpected grounding of aircraft or aircraft engines whether by regulators or by us, or other loss of anticipated fleet capacity, and failure of new aircraft to receive regulatory approval, be produced or otherwise perform as and when expected, adversely impacts our business, results of operations and financial condition; we rely on third-party distribution channels and must effectively manage the costs, rights and functionality of these channels; if we are unable to obtain and maintain adequate facilities and infrastructure throughout our system and, at some airports, adequate slots, we may be unable to operate our existing flight schedule and to expand or change our route network in the future; interruptions or disruptions in service at one of our key facilities; increases in insurance costs or reductions in insurance coverage, and heavy taxation of the airline industry; risks related to ownership of AAG common stock; and other risks set forth herein as well as in the company’s latest annual report on Form 10-K for the year ended December 31, 2025 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations) and subsequent quarterly reports on Form 10-Q (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors ), and other risks and uncertainties listed from time to time in the company’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement. Forward-looking statements 2

First-quarter 2026 results • Record first-quarter revenue of $13.9 billion. • On a GAAP basis, first-quarter net loss per diluted share of ($0.58). • Excluding net special items1, first-quarter net loss per diluted share of ($0.40). • Ended the quarter with total debt2 of $34.7 billion, first time under $35 billion since mid- 20152. 1. See GAAP to non-GAAP reconciliation at the end of this presentation. 2. Total debt includes debt, finance and operating lease liabilities and pension obligations. 2015 total debt includes pro forma lease liabilities. 3

Position American to win and deliver on its revenue upside Elevate the Customer Experience Lead in Loyalty Grow the Global Network Drive Premium Revenue 4

Elevate the customer experience 5 Expand premium offerings Strengthen reliability − Continued rollout of new premium Flagship Suite® on the Boeing 787-9s and Airbus A321XLRs, with plans to extend across the Boeing 777 fleet. − Announced plans to expand Admirals Club® lounges at Austin and Nashville and open new premium Flagship® lounges at Miami and Charlotte, growing the industry's largest premium lounge network. − Complimentary high-speed satellite Wi-Fi, sponsored by AT&T, on more planes than any other carrier. − Introduced centennial amenity kits and upgraded food and beverage offerings. − Completed systemwide schedule investments to deliver more on-time arrivals, reduce misconnections and deliver a smoother travel experience. − Rebanking DFW and PHL airports to strengthen operational reliability. − Enhancing the digital experience with transparent, real-time customer notifications and expanded self- service capabilities.

139 ~ 150 180 190 195 2025 2026E 2027E 2028E 2029E 2030E International fleet Options/Conversions Grow the global network 6 PHL: Trans-Atlantic gateway, growing to ~ 400 daily departures MIA: Latin America gateway, growing to ~ 400 daily departures PHX: Largest carrier, growing to ~ 300 daily departures Maximize value of hubs Optimize fleet Los Angeles, CA Phoenix, AZ Dallas / Fort Worth, TX Miami, FL Chicago, IL Charlotte, NC Washington, D.C. Philadelphia, PA New York, NY (LGA, JFK) International fleet growth ~ 215 ~ 230 ~ 190 ~ 165 Source: Internal data. • Focusing growth at key hubs such as MIA, ORD, PHL and PHX, with improved schedules and product enhancements to win local traffic. • Growing the international-capable fleet to 200 aircraft and increasing lie-flat seats by over 50% by the end of the decade. ORD: Third-largest hub, growing to ~ 500 daily departures

Drive premium revenue 7 Source: Internal data. − Managed corporate revenue increased 13% year over year. − Premium unit revenue outperformed Main Cabin by 7 points in the first quarter. − Increased upsell through changes to product attributes.

Lead in loyalty 8 Source: The Points Guy 2026 Awards Best US Airline Loyalty Program, Internal data. − 2026 enrollments on track to exceed 2025’s record levels. − Best airline loyalty program redemption value. − Exclusive redemption experiences like FIFA World Cup 26TM matches and Ryder Cup. Increase AAdvantage® engagement − New, expanded agreement with Citi began Jan 1, 2026. − Highest-ever first-quarter co-branded credit card acquisitions. Grow co-branded credit card program • Industry-leading loyalty program continues to evolve and offers exclusive benefits.

• Ended the quarter with total debt1 of $34.7 billion, first time under $35 billion since mid-2015. • Generated $3.4 billion of free cash flow2 in the first quarter. • Ended the first quarter with $10.8 billion in liquidity and holds more than $27 billion of unencumbered assets and first-lien borrowing capacity. • In 2026, the company anticipates taking delivery of 49 new aircraft, down from initial estimate of 55 aircraft, reducing total capex to ~$4 billion. Strong financial foundation 9 1. Total debt includes debt, finance and operating lease liabilities and pension obligations. 2015 total debt includes pro forma lease liabilities. 2. Free cash flow is a non-GAAP measure. The company defines free cash flow as net cash provided by operating activities less net cash used in investing activities, adjusted for (1) net purchases or sales of short-term investments and (2) change in restricted cash. See free cash flow reconciliation at the end of the presentation. The company is unable to reconcile forward-looking free cash flow to the most directly comparable GAAP measures as the nature or amount of items that impact net cash provided by operating activities cannot be determined at this time. Source: Internal data. $54.0 $38.6 $36.5 $34.7 Q2 2021 YE 2024 YE 2025 Q1 2026 Total Debt ($ in billions)

Outlook 1. Includes guidance on certain non-GAAP measures, which exclude, among other things, net special items. Cost per available seat mile (CASM) excluding net special items, fuel and profit sharing is a non-GAAP measure. All adjusted earnings (loss) per diluted share guidance excludes the impact of net special items and is a non-GAAP measure. The guidance for EPS reflects an absolute number and is not a year over year comparison. The company is unable to reconcile certain forward-looking information to GAAP, as the nature or amount of net special items cannot be determined at this time. Q2 2026E (vs. Q2 2025) Total capacity (ASMs) ~ +4.0% to +6.0% Total revenue ~ +13.5% to +16.5% CASM excluding net special items, fuel and profit sharing1 ~ +2.0% to +4.0% Adjusted earnings (loss) per diluted share1 ~ ($0.20) to $0.20 FY 2026E (vs. 2025) Adjusted earnings (loss) per diluted share1 ~ ($0.40) to $1.10 • The second-quarter 2026 outlook assumes continued improvement in the domestic entity, growth in corporate customer volumes and the ability to partially recapture elevated fuel prices, currently assumed to be ~$4.00 per gallon. • Based on the forward fuel curve and the current revenue outlook, the midpoint of the company’s full- year earnings guidance is approximately flat to 2025, despite a more than $4 billion increase in expense related to higher prices for jet fuel. 10

Appendix

GAAP to non-GAAP reconciliation Reconciliation of GAAP Financial Information to Non-GAAP Financial Information American Airlines Group Inc. (the Company) sometimes uses financial measures that are derived from the condensed consolidated financial statements but that are not presented in accordance with GAAP to understand and evaluate its current operating performance and to allow for period-to-period comparisons. The Company believes these non-GAAP financial measures may also provide useful information to investors and others. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. The Company is providing a reconciliation of reported non-GAAP financial measures to their comparable financial measures on a GAAP basis. The tables below present the reconciliations of the following GAAP measures to their non-GAAP measures: - Operating Loss (GAAP measure) to Operating Loss Excluding Net Special Items (non-GAAP measure) - Operating Margin (GAAP measure) to Operating Margin Excluding Net Special Items (non-GAAP measure) - Pre-Tax Loss (GAAP measure) to Pre-Tax Loss Excluding Net Special Items (non-GAAP measure) - Pre-Tax Margin (GAAP measure) to Pre-Tax Margin Excluding Net Special Items (non-GAAP measure) - Net Loss (GAAP measure) to Net Loss Excluding Net Special Items (non-GAAP measure) - Basic and Diluted Loss Per Share (GAAP measure) to Basic and Diluted Loss Per Share Excluding Net Special Items (non-GAAP measure) Management uses these non-GAAP financial measures to evaluate the Company's current operating performance and to allow for period-to-period comparisons. As net special items may vary from period-to-period in nature and amount, the adjustment to exclude net special items provides management with an additional tool to understand the Company’s core operating performance. Additionally, the tables below present the reconciliations of total operating costs (GAAP measure) to total operating costs excluding net special items, fuel and profit sharing (non-GAAP measure) and total operating costs per ASM (CASM) to CASM excluding net special items, fuel and profit sharing. Management uses total operating costs excluding net special items, fuel and profit sharing and CASM excluding net special items, fuel and profit sharing to evaluate the Company's current operating performance and to allow for period-to-period comparisons. The price of fuel, over which the Company has no control, impacts the comparability of period-to- period financial performance. Additionally, the Company excludes profit sharing to allow investors to better understand and analyze its operating cost performance and to provide a more meaningful comparison of its core operating costs to the airline industry. The adjustment to exclude net special items, fuel and profit sharing provides management with an additional tool to understand and analyze the Company’s non-fuel costs and core operating performance. 12

GAAP to non-GAAP reconciliation Reconciliation of Operating Loss Excluding Net Special Items 3 Months Ended March 31, Percent 2026 2025 Decrease (in millions) Operating loss as reported $ (41) $ (270) Operating net special items: Mainline operating special items, net (1) 14 70 Operating loss excluding net special items $ (27) $ (200) (86.5%) Calculation of Operating Margin Operating loss as reported $ (41) $ (270) Total operating revenues as reported $ 13,912 $ 12,551 Operating margin (0.3%) (2.2%) Calculation of Operating Margin Excluding Net Special Items Operating loss excluding net special items $ (27) $ (200) Total operating revenues as reported $ 13,912 $ 12,551 Operating margin excluding net special items (0.2%) (1.6%) Reconciliation of Pre-Tax Loss Excluding Net Special Items Pre-tax loss as reported $ (476) $ (648) Pre-tax net special items: Mainline operating special items, net (1) 14 70 Nonoperating special items, net (2) 135 48 Total pre-tax net special items 149 118 Pre-tax loss excluding net special items $ (327) $ (530) (38.2%) Calculation of Pre-Tax Margin Pre-tax loss as reported $ (476) $ (648) Total operating revenues as reported $ 13,912 $ 12,551 Pre-tax margin (3.4%) (5.2%) Calculation of Pre-Tax Margin Excluding Net Special Items Pre-tax loss excluding net special items $ (327) $ (530) Total operating revenues as reported $ 13,912 $ 12,551 Pre-tax margin excluding net special items (2.4%) (4.2%) 13

GAAP to non-GAAP reconciliation 3 Months Ended March 31, Percent Reconciliation of Net Loss Excluding Net Special Items 2026 2025 Decrease (in millions, except share and per share amounts) Net loss as reported $ (382) $ (473) Net special items: Total pre-tax net special items (1), (2) 149 118 Net tax effect of net special items (34) (31) Net loss excluding net special items $ (267) $ (386) (30.8%) Reconciliation of Basic and Diluted Loss Per Share Excluding Net Special Items Net loss excluding net special items $ (267) $ (386) Shares used for computation (in thousands): Basic and diluted 661,181 658,880 Loss per share excluding net special items: Basic and diluted $ (0.40) $ (0.59) Reconciliation of Total Operating Costs per ASM Excluding Net Special Items, Fuel, and Profit Sharing Total operating expenses as reported $ 13,953 $ 12,821 Operating net special items: Mainline operating special items, net (1) (14) (70) Total operating expenses excluding net special items 13,939 12,751 Aircraft fuel and related taxes (2,928) (2,587) Total operating expenses excluding net special items and fuel 11,011 10,164 Profit sharing - - Total operating expenses excluding net special items, fuel and profit sharing $ 11,011 $ 10,164 (in cents) Total operating expenses per ASM as reported 19.38 18.34 Operating net special items per ASM: Mainline operating special items, net (1) (0.02) (0.10) Total operating expenses per ASM excluding net special items 19.36 18.24 Aircraft fuel and related taxes per ASM (4.07) (3.70) Total operating expenses per ASM excluding net special items and fuel 15.29 14.54 Profit sharing per ASM - - Total operating expenses per ASM excluding net special items, fuel and profit sharing 15.29 14.54 Note: Amounts may not recalculate due to rounding. (1) The 2025 first quarter mainline operating special items, net included a one-time charge resulting from adjustments to vacation accruals due to pay rate increases effective January 1, 2025, following the ratification of the contract extension in the fourth quarter of 2024 with the Company's mainline maintenance and fleet service team members and an adjustment to litigation reserves. (2) Principally included mark-to-market net unrealized gains and losses associated with certain equity investments as well as charges associated with debt refinancings and extinguishments. 14

Free cash flow reconciliation The Company's free cash flow summary is presented in the table below, which is a non-GAAP measure that management believes is useful information to investors and others in evaluating the Company's ability to generate cash from its core operating performance that is available for use to reinvest in the business or to reduce debt. The Company defines free cash flows as net cash provided by operating activities less net cash used in investing activities, adjusted for (1) net purchases or sales of short-term investments and (2) change in restricted cash. We believe that calculating free cash flow as adjusted for these items is more useful for investors because short-term investment activity and restricted cash are not representative of activity core to our operations. This non-GAAP measure may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. Our calculation of free cash flow is not intended, and should not be used, to measure the residual cash flow available for discretionary expenditures because, among other things, it excludes mandatory debt service requirements and certain other non-discretionary expenditures. 3 Months Ended March 31, 2026 (in millions) Net cash provided by operating activities $ 4,223 Adjusted net cash used in investing activities (1) (815) Free cash flow $ 3,408 (1) The following table provides a reconciliation of adjusted net cash used in investing activities for the three months ended March 31, 2026 (in millions): Net cash used in investing activities $ (2,328) Adjustments: Net purchases of short-term investments 1,510 Decrease in restricted cash 3 Adjusted net cash used in investing activities $ (815) 15

Adjusted EBITDAR margin reconciliation The Company's adjusted EBITDAR and adjusted EBITDAR margin are presented below, which are non-GAAP measures that management uses to evaluate the Company's current operating performance. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. Adjusted EBITDAR is defined as earnings excluding the impact of net special items before net interest and other nonoperating expenses, taxes, depreciation, amortization and aircraft rent. 3 Months Ended Adjusted EBITDAR March 31, 2026 (in millions) Operating loss as reported $ (41) Adjustments: Aircraft rent (1) 311 Depreciation and amortization (1) 566 EBITDAR 836 Operating special items, net 14 Adjusted EBITDAR $ 850 Calculation of Adjusted EBITDAR Margin Adjusted EBITDAR $ 850 Total operating revenues as reported $ 13,912 Adjusted EBITDAR Margin 6.1% (1) Includes amounts associated with regional operations that are reflected in regional expenses in the condensed consolidated statements of operations. 16

Total debt and net debt reconciliation The Company's total debt and net debt are presented below, which are non-GAAP measures that management believes are useful for assessing the Company's debt profile. Total debt is defined as debt, finance and operating lease liabilities and pension obligations, and net debt is defined as total debt, net of unrestricted cash and short-term investments. Total Debt and Net Debt (at end of period) March 31, 2026 (in millions) Debt and finance leases $ 27,717 Operating lease liabilities 6,815 Pension obligations 200 Total debt 34,732 Less: cash and short-term investments 7,294 Net debt $ 27,438 17

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